GOODWILL AND OTHER INTANGIBLE ASSETS	12 Months Ended
Dec. 31, 2015
Goodwill and Intangible Assets Disclosure [Abstract]
GOODWILL AND OTHER INTANGIBLE ASSETS
GOODWILL AND OTHER INTANGIBLE ASSETS
Goodwill
The changes in the carrying amount of goodwill, by reportable segment for the year ended December 31, 2015, were as follows:

	December 31, 2014	Goodwill Resulting from Business Combinations	Impairments	Foreign Currency Translation and Other	December 31, 2015
Food and Beverage	$293.7	$—	$—	$(23.8)	$269.9
Power and Energy	562.9	—	—	(24.0)	538.9
Industrial(1)	224.4	—	—	(9.8)	214.6
Total	$1,081.0	$—	$—	$(57.6)	$1,023.4

(1) The carrying amount of goodwill included $67.7 of accumulated impairments as of December 31, 2015 and 2014.

The changes in the carrying amount of goodwill, by reportable segment for the year ended December 31, 2014, were as follows:

	December 31, 2013	Goodwill Resulting from Business Combinations	Impairments	Foreign Currency Translation and Other	December 31, 2014
Food and Beverage	$326.1	$—	$—	$(32.4)	$293.7
Power and Energy	595.0	—	—	(32.1)	562.9
Industrial(1)	243.9	—	—	(19.5)	224.4
Total	$1,165.0	$—	$—	$(84.0)	$1,081.0

(1) The carrying amount of goodwill included $67.7 of accumulated impairments as of December 31, 2014 and 2013.

Consistent with our accounting policy stated in Note 1, we performed our annual goodwill impairment testing as of the first day of our fiscal fourth quarter of 2015, which indicated the estimated fair value of our Power and Energy reporting unit exceeded its carrying value by approximately 10%. The estimated fair value of each of our other reporting units significantly exceeded its respective book value.
Over the course of the fourth quarter, global oil prices continued to decline, resulting in delayed customer order patterns. Based on these slower order rates at the end of the fourth quarter, we lowered the 2016 forecasted revenue and profitability of our Power and Energy segment. The combination of adverse market conditions, lower order trends, and resultant impact to our 2016 forecast subsequent to our annual goodwill impairment test led management to conclude an interim impairment test of our Power and Energy reporting unit was necessary as of December 31, 2015.
The results of our interim goodwill impairment test indicated the estimated fair value of the Power and Energy reporting unit exceeded its carrying value by approximately 3%, while the carrying value of the Power and Energy segment goodwill was $538.9. Key assumptions included in our analysis were the following:

•	Fourth quarter 2015 order trends remain flat for the first half of 2016, with modest recovery in the second half of 2016.

•	Targeted cost savings are executable in 2016, with resulting cash savings beginning before the end of 2016.

•	A discount rate of 11% was applied to determine our income method fair values.

•	Current and forward EBITDA multiples remain consistent with oil and gas industry transactions observed over the prior twelve months.
A change in any of the assumptions used in testing Power and Energy's goodwill for impairment (e.g., projected revenue and profit growth rates, discount rate, expected control premium, etc.) could result in Power and Energy's estimated fair value being less than the carrying value of its net assets. For example, a one-hundred basis point increase in the discount rate used in determining Power and Energy's discounted cash flows would result in Power and Energy's fair value being approximately $50 lower than the carrying value of its net assets.
Adverse changes to or a failure to achieve these business plans, further deterioration of macroeconomic conditions including oil remaining at historical lows into the second half of 2016, and/or significant declines in industry multiples could result in a future impairment.
Other Intangibles, Net
Identifiable intangible assets were as follows:

	December 31, 2015			December 31, 2014
	Gross Carrying Value	Accumulated Amortization	Net Carrying Value	Gross Carrying Value	Accumulated Amortization	Net Carrying Value
Intangible assets with determinable lives:
Customer relationships	$344.0	$(94.1)	$249.9	$363.2	$(83.5)	$279.7
Technology	122.1	(38.0)	84.1	141.7	(36.3)	105.4
Patents	6.7	(4.6)	2.1	6.8	(4.3)	2.5
Other	13.0	(10.3)	2.7	14.4	(10.8)	3.6
	485.8	(147.0)	338.8	526.1	(134.9)	391.2
Trademarks with indefinite lives	240.6	—	240.6	268.1	—	268.1
Total	$726.4	$(147.0)	$579.4	$794.2	$(134.9)	$659.3

Amortization expense was $23.4, $26.1 and $27.2 for the years ended December 31, 2015, 2014 and 2013, respectively. Estimated amortization expense related to these intangible assets is $22.8 in 2016, 2017, 2018, 2019, and 2020.
At December 31, 2015, the net carrying value of intangible assets with determinable lives consisted of the following by reportable segment: $241.7 in Power and Energy, $59.5 in Food and Beverage, and $37.6 in Industrial. Trademarks with indefinite lives consisted of the following by reportable segment: $105.9 in Food and Beverage, $74.0 in Power and Energy, and $60.7 in Industrial.
During 2015, we recorded an impairment charge of $15.0 related to trademarks of a business within our Power and Energy reportable segment primarily resulting from the impact of lower oil prices on the purchasing patterns of our customers in the oil and gas markets. During the third quarter of 2015, sequential orders in our Power and Energy segment declined nearly 20%, which reduced our estimates of future revenues. In the fourth quarter of 2015, we recorded an impairment charge of $7.7 related to certain technology assets and trademarks associated with a business in our Food and Beverage reportable segment. We estimated the fair value of our trademarks by applying estimated royalty rates to projected revenues, with the resulting cash flows discounted at a rate of return that reflects current market conditions. We determined the impairment for technology assets by comparing the future discounted cash flows associated with the technology assets to their carrying values. Other changes in the gross carrying values of trademarks and other identifiable intangible assets during 2015 relate to foreign currency translation.
During 2014, we recorded impairment charges of $7.3 and $4.4 related to the trademarks of certain businesses within our Power and Energy and Industrial reportable segments, respectively.
During 2013, we recorded impairment charges of $3.4 and $1.3 related to the trademarks of certain businesses within our Power and Energy and Food and Beverage reportable segments, respectively.